UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2014

Eldorado Resorts, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36629	46-3657681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Liberty Street, Suite 1150 Reno, NV	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (775) 328-0100

Eclair Holding Company

c/o MTR Gaming Group, Inc.

State Route 2 South, P.O. Box 356

Chester, West Virginia  26034

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

On September 19, 2014, Eldorado Resorts, Inc., formerly known as Eclair Holdings Company (“ERI”) announced that MTR Gaming Group, Inc. (“MTR”) and  Eldorado HoldCo LLC (“HoldCo”) combined their businesses through two simultaneous mergers (the “Mergers”) consummated pursuant to the Agreement and Plan of Merger, dated as of September 9, 2013, as amended on November 18, 2013, February 13, 2014 and May 13, 2014, by and among MTR, HoldCo, ERI and certain affiliates of ERI and HoldCo (the “Merger Agreement”), as more fully discussed in the press release attached hereto as Exhibit 99.1 and under Item 2.01 below.  In connection with the consummation of the Mergers, the Company entered into the agreements discussed below, which became effective as of the effective time of the Mergers (the “Effective Time”).

Retained Interest Agreement

Recreational Enterprises, Inc. (“REI”), Hotel-Casino Management, Inc. (“HCM”), Eldorado Resorts LLC (“Resorts LLC”), Eldorado Limited Liability Company (“ELLC”), and ERI entered into a Retained Interest Agreement (the “Retained Interest Agreement”), as contemplated by the Merger Agreement.

Prior to the Effective Time, REI and HCM together owned a 3.8142% interest in ELLC, which in turn owns a 50% interest in Circus and Eldorado Joint Venture, LLC (“Silver Legacy”), which owns and operates the Silver Legacy Casino in Reno, Nevada.  The remaining 96.1858% interest in ELLC had, prior to the Effective Time, been owned by Resorts LLC.  A condition to the consummation of the Mergers was that either REI and HCM completely divest their 3.8142% interest in ELLC (the “Retained Interest”) or enter into the Retained Interest Agreement with Resorts LLC, ELLC and ERI.  Neither REI nor HCM divested their interest in ELLC.

Pursuant to the Retained Interest Agreement, the following transactions occurred, effective as of the Effective Date:

•                  REI and HCM agreed to waive their rights to receive an aggregate of 373,136 shares of ERI common stock, par value $0.00001 per share (“ERI Stock”), that otherwise would have been issued to them under terms of the Merger Agreement as consideration for the consummation of the Mergers (the “Retained Consideration”).

•                  ELLC redeemed all of Resorts LLC’s interest in ELLC in exchange for a distribution to Resorts LLC of a 48.0929% interest in Silver Legacy, such that, as of the Effective Time, REI and HCM were the sole owners of ELLC, and ELLC retained a 1.9071% interest in Silver Legacy.

•                  HCM and REI granted to Resorts LLC a right, exercisable for three months commencing on the first business day after the first anniversary of the Effective Time, to acquire from HCM and REI all of their interests in ELLC in exchange for the issuance to HCM and REI of their respective portions of the Retained Consideration.

•                  Resorts LLC granted to each of HCM and REI a right, exercisable for three months commencing on the first business day after the second anniversary of the Effective Time, to put to Resorts LLC all of their interests in ELLC in exchange for the issuance to HCM and REI of their respective portions of the Retained Consideration.

Additional information regarding the terms of the Retained Interest Agreement was disclosed in “The Merger Agreement — Retained Interest Agreement” in the Registration Statement on Form S-4/A (File No. 333-192086) filed with the Securities and Exchange Commission and declared effective on June 16, 2014 (the “Registration Statement”), which information is incorporated by reference.

Non-Competition Agreement

As contemplated by the Merger Agreement, each of the prior members of HoldCo, other than NGA AcquisitionCo, LLC (“NGA”), entered into a non-competition agreement with ERI.  Pursuant to such non-competition agreement, (A) each such member that owns 15% or more of the fully-diluted shares of common stock of ERI agreed, subject to specified exceptions, for a period beginning on the date that such person owns 15% or more of the fully diluted shares of common stock of ERI and ending on the first anniversary of the date that such member ceases to own at least 15% of the fully diluted shares of common stock of ERI, not to (i) own, manage, control, provide consulting services, be employed by, invest in, participate in, loan money to, or permit its name to be used by any gaming, casino or hotel business, assets or properties located in whole or in part within 100 miles of any property owned by ERI or any of its subsidiaries (a “Competitive Activity”), (ii) hire or solicit or induce employees of ERI and its subsidiaries to leave the employ of ERI or its subsidiaries and (iii) disclose confidential information acquired by such person while an owner of an equity interest of ERI, and (B) each such member that owns 5% or more of the fully-diluted shares of common stock of ERI agreed, for a period beginning on the date that such person owns 5% or more of the fully-diluted shares of common stock of ERI  and ending on the date that such member ceases to own at least 5% of the fully diluted shares of common stock of ERI, not to (i) engage in any Competitive Activity unless it has first offered the opportunity with respect to such Competitive Activity to ERI and (ii) disclose confidential information acquired by such person while an owner of an equity interest of ERI.  Additional information regarding the terms of the non-competition agreement was disclosed in “The Merger Agreement — Covenants of MTR and Eldorado” in the Registration Statement, which information is incorporated by reference.

RRA Assignments

HoldCo, ERI and NGA entered into an Assignment and Assumption of Registration Rights Agreement, pursuant to which ERI assumed the obligations of HoldCo under the Registration Rights Agreement dated December 14, 2007, as amended April 1, 2009.  Pursuant to the Assignment and Assumption of Registration Rights Agreement, ERI acknowledged that NGA’s rights with respect to the registration of membership interests in HoldCo owned by NGA apply to the shares of ERI common stock held by NGA and assumed the obligations of HoldCo with respect to the registration of the sale of ERI common stock held by NGA.  Additional information regarding the terms of the assignment and NGA’s registration rights was disclosed in “Description of ERI Capital Stock— Registration Rights” in the Registration Statement, which information is incorporated by reference.

Item 2.01                                           Completion of Acquisition or Disposition of Assets

On September 19, 2014, pursuant to the Merger Agreement, MTR and HoldCo combined their businesses through the consummation of the Mergers.  As the result of the Mergers, MTR and HoldCo both became wholly-owned subsidiaries of ERI.  In one of the Mergers (the “MTR Merger”), a wholly-owned subsidiary of ERI merged with and into MTR such that MTR was the surviving entity, and in the other of the Mergers (the “HoldCo Merger”), a different wholly-owned subsidiary of ERI merged with and into HoldCo such that HoldCo was the surviving entity.  Entry into the Merger Agreement was announced by MTR on September 9, 2013, and the stockholders of MTR approved the Merger Agreement and the MTR Merger at a special meeting of MTR’s stockholders held on July 18, 2014.

As a result of the Mergers, all membership interests in HoldCo, all MTR common stock, par value $0.00001 per share (“MTR Stock”), all options and rights to receive MTR Stock granted under any MTR stock plan, and all restricted stock units in respect of shares of MTR Stock (each, an “MTR RSU”) that were outstanding immediately prior to the Effective Time were converted into a right to receive a total of 46,411,632 shares of ERI Stock or options to acquire ERI Stock, as follows:

•                  5,785,123 shares of MTR Stock converted into a right to receive $6.05 in cash per each share of MTR Stock, and the remaining 22,600,961shares of MTR Stock issued and outstanding immediately prior to the Effective Time converted into the right to receive one share of ERI Stock per each share of MTR Stock.

•                  All options or other rights to acquire any number of shares of MTR Stock that had been granted under any MTR stock plan outstanding immediately prior to the Effective Time vested (to the extent not already vested) and converted into an option or right to purchase the same number of shares of ERI Stock (at the same exercise price per share as in effect prior to the Effective Time).  All other terms, except vesting requirements, applicable to such MTR stock option remain the same.

•                  Each MTR RSU that was outstanding under any MTR stock plan (including any such MTR RSUs held in participant accounts under any employee benefit or compensation plan or arrangement of MTR) immediately prior to the Effective Time were settled in the same number of shares of ERI Stock as the number of shares of MTR Stock that were subject to such MTR RSU immediately prior to the Effective Time. No further vesting, lapse, or other restrictions under the terms of the prior award agreement applicable to such MTR RSU will apply.

•                  Each 1% interest in HoldCo outstanding immediately prior to the Effective Time was converted into a right to receive 236,846.28 shares of ERI Stock.  Pursuant to the terms of the Retained Interest Agreement, the number of shares of ERI Stock that would have been issuable to REI and HCM in respect of their membership interest in HoldCo was reduced by an aggregate of 373,136 shares of ERI Stock, as more fully described in Item 1.01.  As a result an aggregate of 23,311,492 shares of ERI Stock will be issued to the prior members of HoldCo in exchange for their respective membership interests in HoldCo.  In addition, pursuant to the terms of the Merger Agreement, 330,579 of the 23,311,492 shares of ERI Stock otherwise issuable to the prior members of HoldCo will be held in escrow to satisfy potential purchase price adjustments in favor of ERI, as more fully described in “The Merger Agreement — Merger Consideration; Conversion of Shares and Membership Interests” in the Registration Statement.  If there is a purchase price adjustment in favor of ERI, a number of the escrowed shares of ERI Stock equal to the amount of the purchase price adjustment divided by $6.05 will be returned to ERI and canceled, and the remaining portion of the escrowed shares of ERI Stock, if any, will be disbursed to the prior members of HoldCo.  If there is a purchase price adjustment in favor of the prior members of HoldCo, all escrowed shares of ERI Stock shall be disbursed to the prior members of HoldCo, and ERI shall issue to the prior members of HoldCo an additional number of shares of ERI Stock equal to the amount of the purchase price adjustment divided by $6.05.

The foregoing description of the Merger Agreement and the Mergers is not complete and is qualified in its entirety by reference to the Merger Agreement (as amended on November 18, 2013, February 13, 2014 and May 13, 2014) filed as Annexes A, B, C and D to the Registration Statement, each of which is incorporated herein by reference.

The issuance of the ERI Stock in the MTR Merger to the holders of MTR Stock, options and rights to receive MTR Stock and MTR RSUs was registered under the Securities Act of 1933, as amended, pursuant to the Registration Statement. The proxy statement/prospectus of MTR included in the Registration Statement contains additional information about the Mergers and is incorporated herein by reference.

The ERI Stock has been approved for listing on The NASDAQ Stock Market, LLC (“NASDAQ”) under the ticker symbol “ERI” and began trading on September 19, 2014.

Item 3.02.                                        Unregistered Sales of Equity Securities

The information set forth in Item 2.01 is incorporated by reference into this Item 3.02.  The issuance of the ERI Stock in the HoldCo Merger to the prior members of HoldCo constituted a private sale and was not registered under the Securities Act of 1933, either under the Registration Statement or otherwise.

Item 3.03.                                        Material Modification to Rights of Security Holders

In connection with the consummation of the Mergers and in accordance with the terms of the Merger Agreement as described in Item 2.01, effective as of the Effective Date, ERI’s articles of incorporation and bylaws were amended and restated. Copies of the amended and restated articles of incorporation and the amended and restated bylaws are attached hereto as Exhibits 3.1 and 3.2 and are incorporated herein by reference.

The rights of the stockholders of ERI as of the Effective Time are governed by ERI’s amended and restated articles of incorporation and amended and restated bylaws and the laws of the State of Nevada, including the Nevada Revised Statutes.  These rights are materially different from the rights of the stockholders of MTR immediately prior to the Effective Time, which were governed by MTR’s amended and restated articles of incorporation and bylaws in effect immediately prior to the Effective Time and the laws of the State of Delaware, including the Delaware General Corporate Law.  A comparison of these rights was discussed in “Comparison of Stockholder Rights” in the Registration Statement, which discussion is incorporated by reference to this Item 3.03.

Item 5.01                                           Changes in Control of Registrant.

The information set forth in Item 2.01 and Item 5.02 is incorporated by reference into this Item 5.01.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Merger Agreement provides that the ERI board of directors as of the Effective Time will consist of no less than 5 persons and no more than 7 persons, each of whom are to be appointed by HoldCo, provided that at least a majority of the directors must be “independent” as defined in the rules of NASDAQ.

On September 19, 2014, each of the following persons was appointed to ERI’s board of directors effective immediately prior to the Effective Time:

Gary L. Carano (Chairman)

Frank J. Fahrenkopf, Jr.

James B. Hawkins

Michael E. Pegram

Thomas Reeg

David P. Tomick

Roger P. Wagner

All of the directors, other than Gary L Carano and Thomas Reeg, are “independent” as defined in the rules of NASDAQ.  No member of the MTR board of directors immediately prior the Effective Time, other than Roger P. Wagner, was appointed as a member of the ERI board of directors.

On September 19, 2014, each of the following persons was appointed to serve on the following committees of the ERI board of directors:

Name	Board Committees

Frank J. Fahrenkopf, Jr.	Nominating and Governance (chair), Compliance

James B. Hawkins	Audit, Compensation

Michael E. Pegram	Audit, Compensation, Compliance

David P. Tomick	Audit (chair), Nominating and Governance

Roger P. Wagner	Nominating and Governance, Compensation (chair)

In addition, the Compliance Committee will include two non-director members: A.J. “Bud” Hicks (who will serve as the committee chair) and Anthony Carano (general counsel of ERI and son of Gary L. Carano).

The Company expects to pay annual compensation to each of its directors equal to $50,000 in cash plus grants of equity in the Company with value equal to $75,000.  The Company also expects to pay additional fees to each of its directors in connection with such director’s membership or chairmanship of board committees.

On September 19, 2014, the following persons were appointed to serve as officers of ERI as of the Effective Time:

Name	Office

Gary L. Carano	Chief Executive Officer

Thomas Reeg	President

Robert M. Jones	Executive Vice President and Chief Financial Officer

Joseph L. Billhimer, Jr.	Executive Vice President and Chief Operating Officer

Anthony Carano	Executive Vice President, General Counsel and Secretary

None of executive officers of MTR immediately prior to the Effective Time, except for Joseph L. Billhimer, Jr., who had served as the President and Chief Operating Officer of MTR immediately prior to the Effective Time, was appointed as an executive officer of ERI.

Biographical and other information about Gary L. Carano, Robert M. Jones, Thomas Reeg and Joseph L. Billhimer, Jr. is provided in “The Mergers — Board of Directors and Executive Officers of ERI” in the Registration Statement, and all such information is incorporated by reference.

None of the persons named above has been party to any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K. Anthony Carano is Gary Carano’s son.  No other family relationships exist between any of the directors or executive officers of ERI.

The Company has not yet entered into employment agreements with any of the named executive officers, but is expected to do so following the consummation of the Mergers.  Pending the consideration of the terms of the employment agreements by the compensation committee of the board of directors of ERI and finalization of employment agreements, it is expected that the Company will pay Gary L. Carano $700,000 per annum, Thomas Reeg $550,000 per annum, Robert M. Jones $400,000 per annum, Joseph L. Billhimer, Jr. $525,000 per annum and Anthony Carano $300,000 per annum.  The terms of any incentive bonuses, long term incentive awards and other compensation will be set forth in the employment agreements entered into by ERI and the applicable named executive officer following consummation of the Mergers.

In accordance with the terms of the MTR Gaming Group, Inc. 2010 Long Term Incentive Plan (the “Plan”) and as more fully set forth in “The Merger Agreement — Treatment of Equity-Based Awards” in the Registration Statement, upon the consummation of the Mergers, all unvested awards granted under the Plan immediately vested.  In addition, in accordance with the Merger Agreement, all stock options granted under the Plan to acquire any number of shares of MTR Stock converted into stock options to acquire the same number of shares of ERI Stock on the same terms and conditions, and all MTR RSUs granted under the Plan were settled in shares of ERI Stock.  Upon the consummation of the Mergers, ERI assumed the Plan from MTR in accordance with the Plan’s terms.

As a result of the consummation of the Mergers and the assumption by ERI of the Plan, (x) an aggregate of 132,900 options to acquire MTR Stock held by Joseph L. Billhimer, Jr. vested (to the extent not yet vested) and were converted into stock options to acquire 132,900 shares of ERI Stock at the same exercise prices (and otherwise on the same terms); (y) an aggregate of 58,600 MTR RSUs held by Mr. Billhimer  vested (to the extent not yet vested) and were settled in 40,146 shares of ERI Stock (net of tax withholding); and (z) an aggregate of 75,093 MTR RSUs held by Roger Wagner  vested (to the extent not yet vested) and were settled in 75,093 shares of ERI Stock.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in Item 3.03 is incorporated by reference into this Item 5.03.

Item 5.05                                           Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

Effective September 19, 2014, the ERI board of directors adopted a Code of Business Conduct and Ethics (the “Code of Business Conduct and Ethics”), which sets forth legal and ethical standards of conduct applicable to all directors, officers, and employees of the Company.  The foregoing summary of the Code of Business Conduct and Ethics does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Business Conduct and Ethics, which is attached hereto as Exhibit 14.1 and is incorporated herein by reference.  A copy of the Code of Business Conduct and Ethics may be requested, free of charge, by sending a written communication to Anthony Carano, Executive Vice President, General Counsel and Secretary, at ERI’s executive offices. The Code of Business Conduct and Ethics will also be posted on the ERI’s website, www.eldoradoresorts.com.

Item 9.01                                           Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

HoldCo.  The following audited financial statements of HoldCo (including the notes thereto) are included in the Registration Statement and are incorporated herein by reference: (i) consolidated balance sheets as of December 31, 2013 and 2012, (ii) consolidated statements of operations and comprehensive income (loss) for the years ended December 31, 2013, 2012 and 2011, (iii) consolidated statements of members’ equity for the years ended December  31, 2013, 2012 and 2011, and (iv) consolidated statements of cash flows for the years ended December  31, 2013, 2012 and 2011.

The unaudited financial statements of HoldCo for the three and six months ended June 30, 2014 and 2013 are attached hereto as Exhibit 99.2.

MTR.  The following audited financial statements of MTR (including the notes thereto) are incorporated by reference in the Registration Statement and also incorporated herein by reference: (i) consolidated balance sheets as of December 31, 2013 and 2012, (ii) consolidated statements of operations for the years ended December 31, 2013, 2012 and 2011, (iii) consolidated statements of comprehensive loss for the years ended December 31, 2013, 2012 and 2011, (iv) consolidated statements of stockholders’ equity for the years ended December 31, 2013, 2012 and 2011, and (v) consolidated statements of cash flows for the years ended December  31,

2013, 2012 and 2011.  The unaudited financial statements of MTR for the three and six months ended June 30, 2014 and 2013 are incorporated by reference from the Quarterly Report on Form 10-Q filed by MTR on August 8, 2014.

(b) Pro Forma Financial Information.

The selected unaudited pro forma condensed combined financial data for the six months ended June 30, 2014 and for the year ended December 31, 2013 will be filed pursuant to an amendment to this Current Report on Form 8-K no later than 71 days following the date of filing hereof.

(c) Shell Company Transactions.

Not Applicable

(d) Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Eldorado Resorts, Inc.

3.2	Amended and Restated Bylaws of Eldorado Resorts, Inc.

14.1	Eldorado Resorts, Inc. Code of Business Conduct and Ethics

23.1	Consent of Independent Registered Public Accounting Firm of Eldorado HoldCo LLC, Ernst &Young LLP

23.2	Consent of Independent Registered Public Accounting Firm of MTR Gaming Group, Inc., Ernst & Young, LLP

99.1	Press Release

99.2	Unaudited Financial Statements of Eldorado HoldCo LLC for the three and six months ended June 30, 2014 and 2013

99.3	Selected unaudited pro forma condensed combined financial data for the six months ended June 30, 2014 and for the year ended December 31, 2013*

* To be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eldorado Resorts, Inc.

Date: September 19, 2014	By:	/s/ Gary L. Carano

	Name:	Gary L. Carano

	Title:	Chief Executive Officer